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                    [GMAC COMMERCIAL CREDIT LLC LETTERHEAD]


                                        December 31, 2001


Bernard Chaus, Inc.
530 Seventh Avenue
New York, New York 10018
Attention: Josephine Chaus, Chairwoman of the Board

Bernard Chaus, Inc.
800 Secaucus Road
Secaucus, New Jersey 07094
Attention: Bart Heminover, Vice President of Finance

Ladies/Gentlemen:

     Reference is made to the Second Restated and Amended Financing Agreement between you and us as successor-in-interest to BNY Financial Corporation, dated as of October 10, 1997, as supplemented and amended (the "Financing Agreement"). Capitalized terms used and not otherwise defined herein have the respective meanings given to them in the Financing Agreement.

     It is hereby agreed that, effective as of December 31, 2001, the Financing Agreement shall be amended as follows:

     1. The second and third sentences of Section 2.2 are restated to read as follows:

     "The Term Loan shall, with respect to principal, amortize annually as follows, in twenty (20) quarterly installments, commencing as of March 31, 1998 and on the last day of each fiscal quarter thereafter and one final installment on April 1, 2003 in the amount of the then outstanding principal balance, subject to acceleration upon the occurrence and continuance of an Event of Default under this Agreement or termination of this Agreement pursuant to
Section 7 hereof:



                                               Annual           Quarterly
      Period                                   Amortization     Installment
      ------                                   ------------     -----------

      Fiscal year ending June 30, 1998            $500,000        $250,000
      Fiscal year ending June 30, 1999          $1,000,000        $250,000
      Fiscal year ending June 30, 2000          $1,000,000        $250,000
      Fiscal year ending June 30, 2001          $1,000,000        $250,000
      Fiscal year ending June 30, 2002          $1,000,000        $250,000
      September 30, 2002                          $250,000        $250,000
      December 31, 2002                           $250,000        $250,000
      April 1, 2003                                The outstanding balance

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The Term Loan shall be evidenced by and subject to the terms and conditions set forth in the secured promissory note and the allonge to promissory note attached hereto as Exhibit 2.2."

     2. Section 7.1(a) is amended by deleting the date "December 31, 2002" and replacing it with "April 1, 2003".

     3. The first sentence of Section 7.3(b) is restated to read as follows:

        "(b) If termination occurs at any time from October 9, 2000 through and including March 31, 2003, Borrower shall pay Lender $2,200,000."

     4. Section 9.1(d) is amended to provide that the Borrower will not permit its Tangible Net Worth to be less than the following amounts as of the following respective dates:

                "As of December 31, 2001        $3,000,000
                 As of March 31, 2002           $4,000,000
                 As of June 30, 2002            $4,000,000"

     5. Section 9.1(e) is amended to provide that the Borrower will not permit its Working Capital to be less than the following amounts on the following respective dates:

                "As of December 31, 2001        $6,000,000
                 As of March 31, 2002           $7,500,000
                 As of June 30, 2002            $7,000,000"

     6. Section 9.1(g) is amended to provide that the Borrower's (i) Loss (after taxes) will not exceed, and (ii) Profit (after taxes) will not be less than, the respective amounts specified below, as applicable to the indicated Periods under the applicable column below:


                                               Maximum          Minimum
     "Period                                   Permitted Loss   Permitted Profit
      ------                                   --------------   ----------------

      Fiscal quarter ended December 31, 2001     $6,900,000
      Fiscal quarter ended March 31, 2002                             $200,000
      Fiscal quarter ended June 30, 2002                              $200,000
      Fiscal year ended June 30, 2002            $6,000,000"

     7. Exhibit 2.2 is amended by adding an Allonge to Promissory Note thereto, a copy of which is attached hereto.

     Except as specifically amended hereby, the Financing Agreement shall remain unmodified and in full force and effect in accordance with its terms.

     In consideration of the foregoing, you agree to pay us an amendment fee of $15,000, which fee shall be in addition to any other fees, charges or interest payable by you to us under the

                                       2
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Financing Agreement, and payment of which may be effectuated by our charging your account with us.

     If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.



                                   Very truly yours,

                                   GMAC COMMERCIAL CREDIT LLC


                                   By: /s/ John H. McGowan
                                      -----------------------
                                      Name: John H. McGowan
                                      Title: Vice President




AGREED AND ACCEPTED AS OF APRIL 30, 2002:
-----------------------------------------

BERNARD CHAUS, INC.


By: /s/ Barton Heminover
    --------------------------------
    Name: Barton Heminover
    Title: Vice President of Finance


CHAUS RETAIL, INC.
(Guarantor)


By: /s/ Barton Heminover
    --------------------------------
    Name: Barton Heminover
    Title: Vice President of Finance